UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2022

MEDMEN ENTERPRISES INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA 90232

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2022, MME Florida LLC and its parent, MM Enterprises USA, Inc., a wholly-owned subsidiary of MedMen Enterprises Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Green Sentry Holdings, LLC, (“Buyer”) for the sale of substantially all of the Company’s Florida-based assets, including its license, dispensaries, inventory and cultivation operations, and assumption of certain liabilities, for $83.0 million. In connection with the sale transaction, the Company will license the tradename “MedMen” to Buyer for use in Florida for a period of two years, subject to termination rights.

The Agreement may be terminated, by the mutual written consent of the parties, a material breach by a party, if the Agreement is illegal or prohibited by law, or if any of the conditions have not been satisfied by July 31, 2022. The closing of the transaction is subject to the receipt of all required contractual consents and governmental approvals, including the requisite change of ownership approval from the Florida Office of Medical Marijuana Use.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit when filed.

Item 7.01	Regulation FD Disclosure.

On February 28, 2022, the Company issued a press release regarding the Agreement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated February 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2022	MEDMEN ENTERPRISES INC

/s/ Ana Bowman
	By:	Ana Bowman
	Its:	Chief Financial Officer

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